EXHIBIT 4.3

Numbber

                            GROUP LONG DISTANCE, INC.

-------------                                                          ---------

COMMON STOCK                                                             SHARES


INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF FLORIDA                                CUSIP 399801 10 8


                          AUTHORIZED SHARES 12,000,000
                                  NO PAR VALUE

           ----------------------------------------------------------

           THIS CERTIFIES THAT

           IS THE OWNER OF

           ----------------------------------------------------------

                     FULLY PAID AND NON-ASSESSABLE SHARES
                             OF THE COMMON STOCK OF
                            GROUP LONG DISTANCE INC.



             transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

                      WITNESS the facsimile seal of the
             Corporation and the facsimile signatures of its duly authorized officers.

             Dated:


                            GROUP LONG DISTANCE, INC.

                                    CORPORATE
                                      SEAL

                                      1995

                                     FLORIDA


             By:                                      By:


             SECRETARY                                PRESIDENT


COUNTERSIGNED AND REGISTERED:
      CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                                              TRANSFER AGENT


                                               AND REGISTRAR

BY

                                          AUTHORIZED OFFICER


                                      4.3-1

                            GROUP LONG DISTANCE, INC.

         THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF (A) THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF CAPITAL STOCK AUTHORIZED TO BE ISSUED; (B) THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES AUTHORIZED TO BE ISSUED WITHIN EACH CLASS AND (C) THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE SUCH VARIATIONS FOR SUBSEQUENT SERIES.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM __     as tenants in common            UNIF GIFT MIN ACT __                  Custodian
                                                                   ----------------              -------------
TEN ENT __     as tenants by the entireties                               (Cust)                     (Minor)

JT TEN __      as joint tenants with right
               of survivorship and not as      under Uniform Gifts to Minor Act
               tenants in common                                                  ----------------------------
                                                                                             (State)

     Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
--------------------------------------


--------------------------------------------------------------------------------
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      -----------------------

                                           -------------------------------------
                                           NOTICE: The signature to this
                                           assignment must correspond with the
                                           name as written upon the face of the
                                           Certificate in every particular,
                                           without alteration or enlargement or
                                           any change whatever.
Signature(s) Guaranteed:


-=----------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.


                                       4.3-2